UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report:  December 31, 2015
(Date of earliest event reported)

LE@P TECHNOLOGY, INC.

 (Exact name of registrant as specified in its charter)

Delaware	0-5667	65-0769296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 N. Dixie Highway, Suite 411 Ft. Lauderdale, FL	33334
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (954) 771-1772

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFT 240.13e-4( c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, Le@P Technology, Inc. (the “Company”) currently has no business operations, no revenues or revenue-producing activities, limited cash, and ongoing expenses as well as substantial indebtedness and liabilities.  During the past several years, the Company has relied entirely upon the M. Lee Pearce Living Trust (the “Majority Stockholder Trust”), of which the Company’s indirect and beneficial majority stockholder, M. Lee Pearce, M.D. (“Dr. Pearce”), is the 100% beneficial owner (Dr. Pearce, together with entities owned or controlled by him that own capital stock of the Company are collectively referred to as the “Majority Stockholder”), and other affiliates of Dr. Pearce, to fund working capital and expenses of the Company (and to extend maturities and agree to other modifications, in their discretion, on the substantial indebtedness owing to the Majority Stockholder Trust and such other affiliates of Dr. Pearce).

On December 31, 2015, the Majority Stockholder Trust provided the Company with a $100,000.00 loan (the “December 2015 Loan”), which management believes, based on the Company’s recent and expected operating expenses, will be sufficient to fund the Company’s working capital requirements at least through March 31, 2017.  The December 2015 Loan, which bears interest at the rate of 2.50% per annum and matures on March 31, 2017, is evidenced by and incorporated into the 2015 Combined Promissory Note (defined and described below).  A copy of the 2015 Combined Promissory Note is filed herewith as Exhibit 10.1.

In addition to the December 2015 Loan, the Majority Stockholder Trust previously made other working capital loans to the Company, which are evidenced by a combined promissory note made by the Company in favor of the Majority Stockholder Trust and dated December 17, 2014 in the original principal amount of $2,852,358.46 (the “2014 Working Capital Note”).  The maturity date of the existing 2014 Working Capital Note is March 31, 2016.

On December 31, 2015, the Majority Stockholder Trust, as holder of and payee under the 2014 Working Capital Note, agreed: (i) to extend the maturity date of the total outstanding indebtedness under the 2014 Working Capital Note from March 31, 2016 to March 31, 2017 (the “Extended Maturity Date”), and (ii) to combine the total outstanding indebtedness evidenced by and under the December 2015 Loan (as described above) and the 2014 Working Capital Note (including its outstanding principal amount and accrued interest through December 30, 2015) into a single promissory note, thereby replacing the 2014 Working Capital Note with a 2015 Combined Promissory Note (Working Capital) dated December 31, 2015 in the principal amount of $2,963,424.61 (the “2015 Combined Promissory Note”).  The principal and all accrued interest - at the agreed rate of 2.50% per annum - under the 2015 Combined Promissory Note are due in one lump sum on the Extended Maturity Date (of March 31, 2017).  Other than the new (combined) principal amount, which includes the principal amount of the December 2015 Loan, the extension of the maturity date, and the decrease of the interest rate from 3.75% to 2.50%, in each case as noted above, the terms of the 2015 Working Capital Note were not changed and this note (and the obligations thereunder) is now incorporated in and replaced and evidenced by the 2015 Combined Promissory Note.

Bay Colony Associates, Ltd. (“Bay Colony”), which is an entity wholly-owned by Dr. Pearce, previously made a loan to a wholly-owned subsidiary of the Company, Parkson Property LLC (“Parkson”), which was evidenced by a Promissory Note made by Parkson in favor of Bay Colony dated September 28, 2001 (the “Original Parkson Note”) secured by a mortgage on certain real property located in Broward County, Florida and other collateral referenced thereunder.  As previously disclosed, the Original Parkson Note was replaced in succession a number of times as follows: the Original Parkson Note was replaced by a Promissory Note dated March 17, 2006 (the “Replacement Parkson Note”); the Replacement Parkson Note was replaced by a Renewal Promissory Note dated October 24, 2007 (the “First Parkson Renewal Note”); the First Parkson Renewal Note was replaced by a Renewal Promissory Note dated January 15, 2010 (the “Second Parkson Renewal Note”); the Second Parkson Renewal Note was replaced by a Renewal Promissory Note dated January 31, 2011 (the “Third Parkson Renewal Note”); the Third Parkson Renewal Note was replaced by a Renewal Promissory Note (Parkson) dated February 7, 2012 (the “Fourth Parkson Renewal Note”); the Fourth Parkson Renewal Note was replaced by a Renewal Promissory Note (Parkson Property) dated December 27, 2012 (the “Fifth Parkson Renewal Note”); the Fifth Parkson Renewal Note was replaced by a Renewal Promissory Note dated December 17, 2014 (the “Sixth Parkson Renewal Note”) in the principal amount of $881,845.17 (i.e., the total outstanding balance (both principal and accumulated interest) due under the Parkson notes referred to above).  The maturity date of the Sixth Parkson Renewal Note is March 31, 2016.

On December 31, 2015, Bay Colony agreed to extend the maturity date of the total outstanding indebtedness and accrued interest under the Sixth Parkson Renewal Note from March 31, 2016 to the Extended Maturity Date of March 31, 2017, and in connection therewith replaced the Sixth Parkson Renewal Note with a 2015 Renewal Promissory Note (Parkson Property) dated December 31, 2015 in the principal amount of $916,182.77 (the “2015 Parkson Renewal Note”), consisting of a principal amount of $881,845.17 and corresponding accrued interest through December 30, 2015 aggregating $34,337.60.  The principal and all accrued interest - at the rate of 2.50% per annum - under the 2015 Parkson Renewal Note are due in one lump sum on the Extended Maturity Date (of March 31, 2017).  Other than the new (combined) principal amount, the extension of the maturity date and the lower interest rate (from 3.75% to 2.50%), in each case as noted above, the terms of the Sixth Parkson Renewal Note (and the obligations thereunder) were not changed and are now incorporated in and replaced and evidenced by the 2015 Parkson Renewal Note.  A copy of the 2015 Parkson Renewal Note is filed herewith as Exhibit 10.2.

The extension of the maturity date of the 2014 Working Capital Note and the Sixth Parkson Renewal Note and the replacement of such notes (and the obligations thereunder) with the 2015 Combined Promissory Note and the 2015 Parkson Renewal Note, respectively, was effected, at the request of the Company and in the sole discretion and with the support and assistance of the Majority Stockholder Trust and Bay Colony, respectively, (i) because the Company (together with Parkson) does not have the funds, credit or capital resources available to satisfy the indebtedness (as the same becomes due on its/their stated maturity dates) evidenced thereby and (ii) to provide some period of time – until the Extended Maturity Date of March 31, 2017 – before the indebtedness under all the notes referenced above becomes due.  In addition, the Company anticipates that the additional funding and maturity date extensions described above will result in a clean (i.e., not including any “going concern” qualification) report from the Company’s outside auditors accompanying and regarding the Company’s December 31, 2015 audited annual financial statements.

There can be no assurance that cash on hand plus the proceeds from the December 2015 Loan will be sufficient to fund the Company’s working capital requirements and related expenses through March 31, 2017 (the new Extended Maturity Date) if certain unexpected costs or expenses were to arise, or beyond March 31, 2017, or that the Majority Stockholder Trust will further extend the maturity date of the 2015 Combined Promissory Note, or that Bay Colony will further extend the maturity date of the 2015 Parkson Renewal Note, in the event the Company or Parkson, as the case may be, is unable to repay its indebtedness when due on March 31, 2017 (or in connection with any default which may occur prior to such maturity date).  In addition, there can be no assurance that the Majority Stockholder Trust, or any of Dr. Pearce’s other affiliates, will continue to fund or provide loans, advances or other capital resources to the Company or its affiliates (or regarding any of the terms or conditions on any such funding, loans, advances or capital resources that such persons may, in their discretion, determine to provide or make available).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As disclosed in Item 1.01 above, on December 31, 2015, the Majority Stockholder Trust provided the Company with the December 2015 Loan in the principal amount of $100,000.00, which management believes, based on the Company’s recent and expected operating expenses, will be sufficient to fund the Company’s working capital requirements at least through March 31, 2017.  The December 2015 Loan is evidenced by and incorporated into the 2015 Combined Promissory Note, a copy of which is filed herewith as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	2015 Combined Promissory Note (Working Capital) dated December 31, 2015 in the principal amount of $2,963,424.61 executed by Le@P Technology, Inc. in favor of the M. Lee Pearce Living Trust.

10.2	2015 Renewal Promissory Note (Parkson Property) dated December 31, 2015 in the principal amount of $916,182.77 executed by Parkson Property LLC in favor of Bay Colony Associates, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LE@P TECHNOLOGY, INC.

Date: December 31, 2015	By:	/s/ Timothy C. Lincoln
	Name:	Timothy C. Lincoln
	Title:	Acting Principal Executive Officer and President

EXHIBIT INDEX

Exhibit	Description

10.1	2015 Combined Promissory Note (Working Capital) dated December 31, 2015 in the principal amount of $2,963,424.61 executed by Le@P Technology, Inc. in favor of the M. Lee Pearce Living Trust.

10.2	2015 Renewal Promissory Note (Parkson Property) dated December 31, 2015 in the principal amount of $916,182.77 executed by Parkson Property LLC in favor of Bay Colony Associates, Ltd.